WAIVER AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This Waiver and Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 10th day of August, 2022, by and between SILICON VALLEY BANK (“Bank”) and CUTERA, INC., a Delaware corporation (“Borrower”) whose address is 3240 Bayshore Boulevard, Brisbane, California 94005. RECITALS A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 9, 2020, as amended by that certain First Amendment to Loan and Security Agreement between Borrower and Bank dated as of March 4, 2021, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of May 27, 2021 by and between Bank and Borrower, and as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of May 24, 2022 by and between Bank and Borrower (as may be further amended, modified, supplemented or restated, the “Loan Agreement”). B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement. C. Borrower has requested that Bank amend the Loan Agreement to (i) waive the Stated Default (as hereinafter defined) and (ii) make certain revisions to the Loan Agreement as more fully set forth herein. D. Bank has agreed to waive the Stated Default (as hereinafter defined) and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 13 (Definitions). The definition of “Permitted Convertible Indebtedness” is deleted in its entirety and replaced with the following: “ “Permitted Convertible Indebtedness” means (i) Indebtedness issued under that certain Indenture, dated as of March 9, 2021, between Borrower and U.S. Bank, National Association, as trustee (the “2021 Convertible Indebtedness”), and (ii) unsecured Indebtedness of Borrower, issued on or prior to June 30, 2022, in an aggregate principal amount of not more than Two Hundred Forty Million Dollars ($240,000,000) (the “2022 Convertible Indebtedness”) that (a) as of the date of issuance thereof contains terms, conditions, covenants, conversion or exchange rights and offer to repurchase rights, in each case, as are typical and customary for notes of such type (in each case, as determined by DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B

Borrower in good faith) and (b) is convertible or exchangeable into shares of common stock of Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), cash or a combination thereof, and cash in lieu of fractional shares of common stock of Borrower; provided, that (i) such Permitted Convertible Indebtedness shall have a stated final maturity no earlier than one hundred eighty (180) days after the Revolving Line Maturity Date and shall not be subject to any conditions that could result in such state final maturity occurring on a date earlier than one hundred eighty (180) days after the Revolving Line Maturity Date (it being understood that (x) any conversion of such notes, whether into cash, shares of common stock or any combination thereof (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), (y) a repurchase of such notes on account of the occurrence of a “fundamental change” or (z) any redemption of such notes at the option of Borrower, in each case, shall not be deemed to constitute a change in the stated final maturity thereof), (ii) such notes shall not be callable prior to the third anniversary of the issuance thereof, (iii) such notes shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates or upon the occurrence of one or more events or at the option of any holder thereof prior to the date that is one hundred eighty (180) days after the Revolving Line Maturity Date (except, in each case, upon any conversion of such notes into shares of common stock of Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), cash or any combination thereof), the occurrence of an event of default or a “fundamental change” or, following Borrower’s election to redeem such notes (to the extent permissible under clause (ii) above), and (iv) no Person that is not a Borrower or Guarantor shall have guarantee or primary obligations with respect to obligations of Borrower thereunder.” 3. Limitation of Amendments. 3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 The organizational documents of Borrower previously delivered to Bank remain DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B

true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and 4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement arising as a result of Borrower’s issuance of an additional note in excess of the 2022 Convertible Indebtedness in violation of Section 7.4 of the Loan Agreement (in effect prior to this Amendment) (the “Stated Default”). Bank’s waiver of the Stated Default is a one-time waiver that shall apply only to the Stated Default. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise. 6. Release by Borrower: A. FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. B. In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) C. By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. D. This release may be pleaded as a full and complete defense and/or as a cross- complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events. E. Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: 1 Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment. 2 Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary. 3 The terms of this Amendment are contractual and not a mere recital. 4 This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower. 5 Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 7. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B

of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by electronic transmission shall be equally effective as delivery of an original executed counterparty. 9. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment. [Signature page follows.] DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BANK BORROWER SILICON VALLEY BANK By: Name: Mark Davis Title: Vice President CUTERA, INC. By: Name: Rohan Seth Title: Chief Financial Officer DocuSign Envelope ID: 80563AF6-70EB-41F8-8401-CC92632B1C7B